Q2 2004 Earnings Conference Call July 30, 2004 EXHIBIT 99.1

Safe Harbor Statement The information contained in this document is as of the date of this press release. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This press release contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to: the effects of weather and other natural phenomena on operations and sales to, and purchases by, customers; economic climate and growth or decline in the geographic areas where we do business; environmental issues, laws and regulations, and the cost of remediation and compliance associated therewith; nuclear regulations and operations associated with nuclear facilities; the ability to utilize Section 29 tax credits and/or sell interests in facilities producing such credits; implementation of electric and gas Customer Choice programs; impact of electric and gas utility restructuring in Michigan, including legislative amendments; employee relations and the impact of collective bargaining agreements; unplanned outages; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; the timing and extent of changes in interest rates; the level of borrowings; changes in the cost of coal and other raw materials, purchased power and natural gas; effects of competition; impacts of FERC, MPSC, NRC and other applicable governmental proceedings and regulations; contributions to earnings by non-regulated businesses; changes in federal, state and local tax laws and their interpretations, including the code, regulations, rulings, court proceedings and audits; the ability to recover costs through rate increases; the availability, cost, coverage and terms of insurance; the cost of protecting assets against or damage due to terrorism; changes in accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; and changes in the economic and financial viability of our suppliers, customers and trading counter parties, and the continued ability of such parties to perform their obligations to the company. This press release should also be read in conjunction with the forward-looking statements in each of DTE Energy's, MichCon's and Detroit Edison's 2003 Form 10-K, and in conjunction with other SEC reports filed by DTE Energy, MichCon and Detroit Edison.

Participants Dave Meador Executive Vice President & Chief Financial Officer Mike Champley Senior Vice President - Regulatory Affairs Dan Brudzynski Vice President & Controller Nick Khouri Vice President & Treasurer Peter Pintar Director of Investor Relations

Overview The second quarter highlighted the continued pressure at Detroit Edison and MichCon While progress has been made, the rate cases need to be resolved and Electric Choice needs to be fixed The non-regulated businesses continue to perform well While the rate cases remain our top priority, we are near the end of the process We also remain focused on effectively managing the core businesses, and making modest growth investments

Outline Q2 2004 Earnings Review Regulatory / Legislative Update Non-Regulated Update

Q2 2004 Operating Performance Business Unit View Regulated Non Regulated Power Generation Energy Services Coal Services Biomass Energy Trading & Co-Energy Portfolio Energy Resources Power Distribution DTE Energy Technologies Energy Distribution Gas Distribution Non Reg Energy Gas Energy Gas Holding Company Energy Tech Investments Corporate & Other Operating Earnings per Share* $0.29 ($0.19) ($0.01) $0.14 $0.01 $0.32 $0.04 $0.01 $0.00 ($0.04) ($0.05) $0.03 $0.06 $0.08 $0.23 Overheads & Other ($0.01) ($0.22) * Reconciliation to GAAP reported earnings included in the appendix

Operating Earnings (after tax)* DTE Energy Q2 2004 Holding Company Regulated Electric Non- Regulated** Regulated Gas Q2 2004 Earnings Per Share* $39 Key Drivers: ($ millions) * Reconciliation to GAAP reported earnings included in the appendix ** Includes Energy Technology Investments *** 174M average diluted shares outstanding $0.23*** Continued negative impacts from Electric Choice program partially offset by regulatory assets and impact of interim rate order Q2 synfuel production was 71% of capacity as facilities continue to be sold Positive contributions from the closing of the DaimlerChrysler transaction and the sale of Plug Power shares from our venture capital fund Continued weakness at MichCon due to lower margin, higher uncollectables and O&M costs $8 $56 $13 ($38)

Regulated Electric
Q2 2003 vs. Q2 2004 Variance

DTE Energy

Operating Earnings (after tax)*
($ millions)



$30
Reg Asset $13
$17
$7
($21)
$10
($9)
($10)
$11
($16)
Reg Asset $19
$8
$(11)
Q2 2003
Weather
Choice Lost Margin
Net Interim Rate Relief Impact
Other Margin Changes
Pension / Health Care
Storm Cost
Other O&M / Expenses
Q2 2004

Key Drivers include:

- Weather upside to 2003, but still below normal weather
- Continuation of Choice lost margin impacts
- Net interim rate increase partially offset by PSCR rate reduction
- Other margin changes primarily due to impact of unbilled revenue accounting adjustment in 2004
- Higher pension and health care costs
- Lower storm costs due to catastrophic storms in 2003
- Higher O&M and other expenses related to generation, maintenance, uncollectable expenses and liability reserves

* Reconciliation to GAAP reported earnings included in the appendix

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Regulated Electric YTD 2003 vs. YTD 2004 Variance Operating Earnings (after tax)* ($ millions) * Reconciliation to GAAP reported earnings included in the appendix YTD 2003 YTD 2004 Reg Asset $30 $9 Reg Asset $43 Choice Lost Margin Net Interim Rate Relief Impact Other Margin Changes Weather Pension /Health Care Storm Costs, Other O&M and Expenses $2 ($40) ($1) $13 ($18) $18 $65 $35 $52

Regulated Gas Q2 2003 vs. Q2 2004 Variance Operating Earnings (after tax)* ($ millions) * Reconciliation to GAAP reported earnings included in the appendix Key Drivers include: Below normal weather in 2004 versus relatively normal weather in 2003 Slight decline in non-weather revenue and higher system losses Higher health care and pension costs Higher uncollectables due to higher gas prices Increased operating cost in 2004 Higher liability reserve Higher maintenance expenses Q2 2003 Q2 2004 ($8) ($4) ($7) ($9) ($38) ($5) ($5) Weather Other Margin Changes Pension / Health Care Uncollectables Other Costs

Regulated Gas YTD 2003 vs. YTD 2004 Variance Operating Earnings (after tax)* ($ millions) * Reconciliation to GAAP reported earnings included in the appendix YTD 2003 YTD 2004 $33 Weather $68 ($11) ($3) ($8) ($14) Other Margin Changes Pension/ Health Care Uncollectables Interest / Other Taxes $1

Plan of Action for Uncollectables at MichCon Uncollectables are a growing problem at MichCon, estimated at $50-60M in 2004. This is driven by economic conditions and higher natural gas prices: Additional factors also contribute: 50% of Michigan's total low income gas households reside within MichCon's service territory Total funds available for low income support have fallen by 8% Aggressive actions are being taken: Increase collection efforts to delinquent accounts Disconnect high balance delinquent accounts Introduce new technology to reduce the cost of customer disconnections Expand low income funding Pursue higher bad debt recovery in rates

Non-Regulated
Q2 2003 vs. Q2 2004 Variance

DTE Energy

Operating Earnings (after tax)*
($ millions)



$59
($14)
($20)
$20
$15
($4)
$56
Q2 2003
Synfuels
Power Generation
Other Energy Resources Non-Reg
Tech. Investments (Primarily Plug Power)
DTE Energy Technologies
Q2 2004

Key Drivers include:

- Lower year-over-year synfuel production, and a higher level of capacity sold
- Lower Power Generation results due to favorable impact from contract termination in Q2 2003
- Higher coke prices in 2004
- Improved margins at CoEnergy
- Closing of the DaimlerChrysler transaction
- Gain from sale of Plug Power shares, partially offset by impairments of other portfolio investments
- Restructuring costs at DTE Energy Technologies

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* Reconciliation to GAAP reported earnings included in the appendix

Non-Regulated YTD 2003 vs. YTD 2004 Variance Operating Earnings (after tax)* ($ millions) * Reconciliation to GAAP reported earnings included in the appendix YTD 2003 YTD 2004 $139 ($28) ($5) $18 ($3) Synfuels Non-Regulated Gas ($21) $102 Power Generation Other Energy Resources Non-Reg Tech. Investments (Primarily Plug Power) DTE Energy Technologies $2

Cash Flow and Balance Sheet Strength Balance sheet strength and sustained cash flow improvement remains a key goal for DTE Debt and leverage is declining Leverage of 49%* at the end of Q2 2004 vs. 52%* last year Net operating cash is strengthening as synfuels turn from cash negative in 2003 to cash positive this year Through mid-year, capital is being held to 2003 levels Continued improvement in net cash is dependent on successful resolution of rate cases * Excludes securitization debt, MichCon short-term debt and quasi-equity instruments

Cash Flows Cash from Operations Capital Expenditures Dividends Asset Sales Cash Flow ($ millions) Synfuel Production Payment* Adjusted Cash from Operations * Accounted for as 'investing activity' Through June, 2004 adjusted cash from operations is up $236M from the prior year $45M higher synfuel payments $222M pension contribution in 2003 that reduced cash from operations Total capital spending of $432M is slightly above prior year Through the first half of 2004, DTE generated $58M of excess cash after capital spending and the dividend $328 (404) (173) 604 $398 YTD 2003 43 $371 $519 (432) (176) 59 $58 YTD 2004 88 $607

Capital Expenditures Capital spending totaled $432M through the first six months of 2004 Total spending is close to last year's levels Declines in environmental spending were offset by investment in Detroit Edison and corporate systems (DTE2) Detroit Edison Detroit Edison - NOx MichCon Non Regulated Total ($ millions) Corporate $273 9 41 69 $259 39 32 44 $404 YTD 2003 YTD 2004 30 $432 40 * Includes $36M of investments in joint ventures *

Outline Q2 2004 Earnings Review Regulatory / Legislative Update Non-Regulated Update

Regulatory/Legislative Overview Successful resolution of our rate cases and reform of Michigan's Electric Choice program remain the top corporate priority Choice sales volume levels have flattened, but a significant and increasing lost margin issue remains due to unfavorable customer mix shift Legislation to reform Public Act 141 was introduced in July Final resolution for the Detroit Edison rate case is expected in September It is likely that Detroit Edison will file a comprehensive rate deskewing case later this year MichCon recently received a staff recommendation regarding final rate, an interim order is expected shortly

Choice Sales Levels have Flattened, but Margin Loss Remains an Important Issue The interim order began to address the Electric Choice issue by implementing a transition charge and eliminating transition credits for Choice customers The substantial increase in wholesale market prices earlier this year reduced savings for prospective Choice customers The pending final rate order creates uncertainty relative to subsequent Choice program changes and hence there is a reluctance for customers to switch Choice margin deterioration persists as high margin (rate subsidy) customers continue to leave for Choice Detroit Edison continues to work on the regulatory and legislative fronts to fully resolve the Choice issue 0 2,000 4,000 6,000 8,000 10,000 Detroit Edison Electric Choice Program Annualized Sales (Gwh) May 2003 Aug 2003 Nov 2003 Dec 2003 Jan 2004 Feb 2004 Mar 2004 Apr 2004 May 2004 June 2004

Summary of Proposed Legislation Establishes return to service provisions Creates a transition period and precise method for calculating transition charges Mandates rate redesign (deskewing) Mandates rate unbundling Mandates a minimum 15% reserve margin for alternative suppliers and utilities Establishes financial adequacy standards for alternative suppliers 1331 Hammerstrom (R) 1332 Patterson (R) Establishes a non-bypassable charge for a low income and senior assistance fund 1333 Gilbert (R) Creates a special tariff for schools that reflects immediate deskewing 1334 Patterson (R) Creates an environmental compliance recovery surcharge 1335 Olshove (D) Clarifies current right to securitize environmental costs 1336 Bernero (D) Senate Bill Number Primary Sponsor Primary Provisions On July 1, six bills were introduced to amend Michigan Public Acts 141 & 142 The overall purpose of the bills is to create a fair Electric Choice program and to codify certain policy issues Currently the Michigan Legislature is in recess until September 14, but Senate hearings are scheduled to start on August 4

Regulatory and Legislative Update - MichCon Final MPSC Staff Recommendation Key components of the Staff recommendation: Proposed ROE of 11% with a 50/50 capital structure Recommended a revenue deficiency of $70M Other elements of the Staff report, such as the approach toward pension and OPEB costs, were constructive While the Staff recommendation is a constructive step, it falls short of what is needed to return MichCon to its historical return levels

Regulatory Calendar Detroit Edison - Electric Rate Case Proposal for Decision Late July/Early August Final Order Anticipated September 2004 MichCon - Gas Rate Case Interim Order Anticipated Early August Proposal for Decision November 2004 Final Order Anticipated January 2005

Outline Q2 2004 Earnings Review Regulatory / Legislative Update Non-Regulated Update

Update on 2004 Non-Regulated Targets We have increased 2004 non- regulated earnings guidance from $194-249M to $215-255M Due to the recent successful synfuel selldowns, we expect higher production volumes and net income Coal Services lower due to the delay in the ramp up of PepTec business Energy Trading lower due to reduced power marketing margins DTE Energy Technologies is expecting larger losses due to restructuring costs Energy Technology Investments forecast is higher due to the sale of Plug Power shares 2004E Synfuels $150-190 Coke Batteries 6-8 On Site Energy Projects 18-22 Power Generation (16) Coal Services 14-16 Biomass Energy 6 Energy Trading & CoEnergy Portfolio 35-40 Energy Resources overhead & interest (33) Upstream & Midstream Gas 18-20 DTE Energy Technologies (4) Energy Technology Investments & Other - Total $194-249 Operating Earnings (after tax)* ($ millions) Energy Resources Subtotal $180-233 2004E $190-210 6-8 18-22 (16) 8-10 6 30-35 (40) 18-20 (10-15) 10 $215-255 $202-235 Current Previous * Reconciliation to GAAP reported earnings included in the appendix

Synfuel Update In Q2 we successfully sold interest in 2 units, representing 7.3% of our total synfuel production capacity To date we have sold 81% of 2004 capacity Serious sales discussions continue regarding our remaining capacity As previously stated, the company's strategy is to produce synfuel from plants it has sold, resulting in back- end loaded earnings in 2004 Synfuel Earnings Distribution ($ millions) * Q1-Q2 actuals, Q3-Q4 Estimates Q1 Q2 Q3 Q4 2003 2004* Total Year $197 $190- 210 2004 Potential Net Income Range

Long-Term Synfuel Net Cash Flow Outlook * Includes annual tax credits generated from ongoing minority interest ownership Using 2004- 2008 Net Cash Flow and a discount rate between 6-9% produces a per share value between $8-9 ($ millions) 2004E 2005E 2006E 2007E 2008E Production (millions of tons) 15.6 19 19 19 - Tax Credits Generated from Sold Facilities $416 $520 $525 $530 - Net Income $190-210 $200-230 Cash Flow Synfuel Cash Flow $190 Tax Credit Carryforward Utilized* - Net Cash Flow $190 $380 $485 $455 $265 $200-230 $200-230 - $290 90 $365 120 $375 80 $135 130

Non-Regulated Opportunities and Highlights Coke Batteries On-Site Energy Projects Recently closed two on-site energy transactions Acquired the utility service assets at eight DaimlerChrysler sites. Services include steam, chilled water and compressed air under a 20-year contract Acquired the on-site energy assets that provide steam and electricity at a Kimberly-Clark tissue mill under a 15-year contract Currently, we own interests in three coke batteries which produce metallurgical coke for the steel industry The global coke shortage has created new opportunities in this business and we expect the strong prices and tight markets to continue for the longer term

Summary Second quarter results demonstrate the clear need for rate relief at Detroit Edison and MichCon Despite the recent flattening of volumes, repairing the flawed Electric Choice program is essential The balance sheet remains strong, with both cash flows and leverage improved from a year ago During this transition period for the utilities, the non-regulated business continue their strong performance We continue to make modest investments in non-regulated businesses As part of our ongoing effort, we will communicate to the investment community after the final Detroit Edison rate order in September and at a comprehensive business update in early December

Appendix

Lost Margin and PA 141 Regulatory Assets At the end of Q2, Choice volume was ~9,400 GWh Total regulatory assets booked in Q2 were $29M Regulatory asset for Choice lost margin will continue in 2004, given the small transition charge in interim order Remaining PA 141 regulatory assets will be booked only for capped customers Q1 Q1 Q2 Q3 Q4 Total $25 $6 $6 $8 $38 $58 4 4 3 4 10 21 4 14 9 10 10 43 4 2 2 5 9 18 $37 $26 $20 $27 $67 $140 2003 Choice Regulatory Asset Choice Implementation Costs Environmental Compliance Other Total Regulatory Assets Regulatory Assets Choice Lost Margin $50 $20 $25 $35 $40 $120 ($ millions, pre-tax) Q2 $19 2 6 3 $29 $58 2004

Key Electric Choice Statistics Calendar Year Statistics: 2001 2002 2003 2004E Choice Volumes - Calendar Year (Gwh) 1,085 2,990 6,200 9,000-9,500 % of Total Load 2% 6% 12% 18% Calendar Year margin loss (pre tax) $15 $50 $120 $200-220 Calendar Year margin loss (after tax) $10 $33 $78 $130-143 Year over Year margin loss (after tax) $23 $45 $85-98 Choice PA141 Regulatory Asset (pre tax) $10 $58 TBD Choice PA141 Regulatory Asset (after tax) $7 $38 TBD Choice Transition Charge TBD Bundled Price Increase TBD Choice Income Impact with regulatory asset offset (after tax) $26 $40 Year End "Run Rate" Statistics: Choice Volumes - Year end rate annualized (Gwh) 1,200 3,600 9,000 TBD % of Total Load 2% 7% 17% TBD Year end "exit" margin annualized loss (pre tax) $65 $190 TBD Year end "exit" margin annualized loss (after tax) $42 $124 TBD ($ millions)

Rate Relief Requests Facts Facts MichCon Filed on September 30, 2003 Requested $194M in total relief; $154M interim relief, effective no later than April 1, 2004 11.5% ROE, 50/50 capital structure Proposed ROE sharing provision to align incentives Detroit Edison (base case) Filed on June 20, 2003 Requested $416M in total base rates Requested $109M regulatory asset surcharge Interim Relief request: $378M with PSCR adjusted for choice program $504M without PSCR adjusted for choice program Effective no later than January 1, 2004 11.5% ROE, 50/50 capital structure Proposed ROE sharing provision to align incentives

Summary of Detroit Edison Interim Rate Order Granted $278 million in interim relief $248 million base rate increase $30 million of transition charge revenue from Choice customers Interim increase reduced by $126M due to the PSCR reinstatement for a net increase of $152M Increases 2004 net revenues by $51 million, due to impact of rate caps, effective date, PSCR adjustment and allocation between Choice and full service customers Began to address Choice issues by implementing a transition charge and eliminating transition credits for Choice customers

Recommendations from Staff Filing on Detroit Edison Final Rates Capital structure of 54% debt, 46% equity 11.0% ROE, $3.05B equity level Declined to endorse any earnings sharing mechanism Recommended an increase of $441M $275M* from base rates $58M from the retained benefit of mitigation sales $108M from regulatory asset recovery mechanisms Electric Choice Implementation Costs: surcharge to all customers Clean Air Act costs: surcharge collected from full service customers Prior period lost Choice Margin: Choice transition charge Recommended increase reduced by $126M due to the PSCR reinstatement, resulting in a net proposed increase of $315M * Based on revised MPSC Staff testimony (Aldrich) filed March 18, 2004, which increased the recommendation by $20M from the original filing

Proposed changes to the Electric Choice program Modifications of return to utility service provisions applicable to new Choice sales: Customers that leave for Electric Choice would not be able to return to Detroit Edison for three years Customers must provide twelve months notice prior to returning to Detroit Edison Upon return, customers would be required to stay with Detroit Edison for twelve months Recovery of prospective stranded costs: Current inter-class rate subsidies to be recovered from full service customers (rate deskewing) No transition charge for Choice customers; mitigate future stranded costs by retaining economic benefit of 90% of wholesale power sales up to 110% of Choice sales volumes Recommendations from Staff Filing on Detroit Edison Final Rates (cont.)

MichCon - Rate Case Summary Case filed September 30, 2003 Seeking $194M final rate increase; $154M interim rate increase Significant increase in routine and mandated infrastructure improvements Increased operating costs and employee pension and healthcare costs Lower margins due to decline in customer consumption and current economic conditions Immediately address current cost pressures and cash flow issues Ability to fund continued safe & reliable system operation at reasonable prices, as well as fund mandated safety & security programs Provide shareholders a fair opportunity to earn a return on equity commensurate with the risks relative to the operating and financial environment Facts Key Cost Drivers Goals

Synfuel Results Synfuels Produced (millions of tons) Synfuels Net Income ($millions) 4.3 4.4 1.6 3.2 Q1 Q2 Q3 Q4 2003 54 70 26 47 Q1 Q2 Q3 Q4 2003 Q1 3.0 2004 40 Q1 Q2 3.8 56 Q2 2004

Synfuel Portfolio Ownership Interest as of 6/30/2004 Manufacturer Yearly Production Capacity (000 tons) Sold Facilities Belews Creek 1% EarthCo 3,080 Buckeye (2) 1% EarthCo 6,080 Clover 5% EarthCo 2,640 Smith Branch 1% EarthCo 2,750 Retained Facilities Indy Coke 20% EarthCo 2,640 Red Mountain 2% Covol 1,800 River Hill 100% Covol 1,577 Utah 100% Covol 2,000 3,577 Determination Letter Recently Completed Field Audit 18,990 Yes Yes Yes No No Yes Yes Yes Yes No No No No Yes No Yes Recently Sold Facilities

2004 Cash Flows Cash from Operations $950 $800 Capital Expenditures (751) (750) Dividends (346) (353) Asset Sales 669 40 Cash Flow $611 ($ millions) $12 2003A Low Synfuel Production Payment* Adjusted Cash from Operations 89 175 $1,039 $975 $1,050 (1,060) (353) 40 $2 High 225 $1,275 2004E * Accounted for as 'investing activity' Cash Improvement Initiative 100 100 - -

2004 Capital Expenditures Detroit Edison NOx MichCon Non Regulated & Corporate* Total ($ millions) $672 38 139 211 $1,060 2004E Capital Expenditures (2004 Based on Rate Case Filings) * 2004 includes $55M of corporate capital $516 64 98 73 $751 2003A

Holding Company Quarterly Effective Tax Rate Adjustment Each quarter an accounting adjustment is made to reconcile back to DTE's overall effective rate for the year The effective tax rate adjustments net to zero for the total year This adjustment is recognized in reported earnings but is removed from operating earnings Variables which affect this adjustment include: the amount and profile of pre-tax earnings the level and calendarization of tax credits generated Changes in the synfuel production profile significantly impacted the adjustments in 2003 $ millions (45) (107) 82 70 Q1 Q2 Q3 Q4 2004 2003 (6) (4)

Reconciliation of Q2 Operating Earnings to Reported Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of YTD Operating Earnings to Reported Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.